Exhibit 10.14

SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT
(Short Form – Park Place Village)
This SECOND MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (Short Form – Park Place Village) (this "Agreement") is dated as of September 16, 2015, by and between KBSIII PARK PLACE VILLAGE, LLC, a Delaware limited liability company ("Grantor") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
A.    Agent, the Lenders, Grantor and KBSIII 155 NORTH 400 WEST, LLC, KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company (collectively with Grantor, "Existing Borrowers," and together with any new "Borrowers" becoming party to the Loan Agreement from time to time, including without limitation Additional Borrower (as defined below), "Borrowers") entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, including without limitation by the First Modification Agreement described in the Long Form Agreement (as defined below), the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Existing Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). For the avoidance of doubt, this Agreement is the first modification of the Mortgage described below, and is titled as a second modification because it is being entered into in connection with the second modification of the Loan. Capitalized terms used in this

Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.
B.    The Loan is evidenced by those certain Promissory Notes in the original aggregate principal amount of $200,000,000.00, each made by Existing Borrowers in favor of a Lender (collectively, the "Existing Notes").
C.    As of the date of this Agreement, subject to the terms of Recital E and Section 2 of the Long Form Agreement (as defined below) and prior to giving effect to the Long Form Agreement and the Additional Advance described below, the Committed Amount is $200,000,000.00 and the Principal Balance is $135,000,000.00.
D.    The obligations of Existing Borrowers under the Existing Notes and the Loan Agreement are secured by, among other things, that certain Mortgage (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Park Place Village) dated as of June 19, 2015, recorded as Instrument No. 20150625-0011521 in the Official Records of Johnson County, Kansas on June 25, 2015 (the "Mortgage"). The Mortgage encumbers the property described on Exhibit A hereto.
E.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Second Modification and Additional Advance Agreement (Long Form) of even date herewith (the "Long Form Agreement") pursuant to which Lenders are making the Additional Advance described below and the Committed Amount of the Loan is being increased to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) as more fully set forth in the Long Form Agreement. In connection therewith, (i) KBSIII VILLAGE CENTER STATION, LLC, a Delaware limited liability company ("Additional Borrower") is becoming a "Borrower" under the Loan Agreement and the other Loan Documents pursuant to that certain Assumption and Joinder Agreement dated as of even date herewith by and among Borrowers, Agent and the Lenders, (ii) the Village Center Property (as defined in the Long Form Agreement) is being added as an Additional Property securing the Loan pursuant to that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) (Village Center) dated as of even date herewith by Additional Borrower, as trustor, to the Public Trustee of the County of Arapahoe, Colorado, as trustee, for the benefit of Agent, as beneficiary (the "Village Center Deed of Trust") to be recorded in the official records of Arapahoe County, Colorado, and (iii) Borrowers are executing that certain Promissory Note dated as of even date herewith in the amount of $55,000,000.00 to the order of JPMorgan Chase Bank, N.A. (collectively with the Existing Notes, the "Notes").
F.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Mortgage, the Village Center Deed of Trust, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Long Form Agreement. This Agreement and the Long Form Agreement also shall constitute Loan Documents.

AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Grantor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement increases the Committed Amount of the Loan and makes certain other changes, as more fully set forth therein.
3.On and subject to the terms and conditions of the Long Form Agreement, Agent and Lenders have agreed to extend to Borrowers an additional advance in the amount of $55,000,000.00 (the "Additional Advance") as more particularly described in the Long Form Agreement and, in connection therewith, to increase the Committed Amount of the Loan from $200,000,000.00 to $255,000,000.00 (the "Increased Committed Amount"), which shall be evidenced by the Notes and shall be allocated to the Revolving Portion and the Non-Revolving Portion as more particularly described in the Long Form Agreement. For the avoidance of doubt, after the disbursement of the Additional Advance and as of the date hereof, the Committed Amount shall be $255,000,000.00.
4.    The Mortgage is hereby amended as follows:
(a)    Paragraph (a) of the "FOR THE PURPOSE OF SECURING" section of the Mortgage is hereby deleted in its entirety and replaced with the following:
"(a)    payment of all principal, interest, prepayment fees and other charges, late charges and loan fees, and all other sums owing under or evidenced by one or more promissory notes in the aggregate stated principal amount of $255,000,000.00, subject to increase in an aggregate amount of up to $350,000,000.00 on the terms and conditions set forth in the Loan Agreement, each previously, now or hereafter executed and delivered by Borrowers to the order of one or more Lenders pursuant to the Loan Agreement (together with all other promissory notes previously, now or hereafter given and/or executed pursuant to the terms of the Loan Agreement and/or given in substitution thereof or in modification, supplement, increase, addition, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified, collectively, the "Notes") which Notes and Loan Agreement and any and all modifications, extensions, renewals, supplements, additions, and replacements thereof are by this reference hereby made a part hereof;"
(b)    Notwithstanding the foregoing Section 4(a) of this Agreement or anything to the contrary herein or in any of the other Loan Documents, THE TOTAL AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THE MORTGAGE

SHALL NOT EXCEED, AT ANY ONE TIME, THE SUM OF $100,000,000.00 AS TO THE PROPERTY LOCATED IN THE STATE OF KANSAS.
(c)    All references in the Mortgage to the "Deeds of Trust" shall include, without limitation, the Village Center Deed of Trust and the Texas Property Junior Deeds of Trust (as defined in the Long Form Agreement).
(d)    In addition to all other indebtedness and obligations secured thereby, the Mortgage is amended to secure the payment and performance of the Additional Advance, the Increased Committed Amount, the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the Loan Agreement and the other Loan Documents, as amended by the Long Form Agreement, (iii) the Long Form Agreement, (iv) this Agreement, (v) any Swap Contracts, and (vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Swap Contracts, the other Loan Documents and/or the Long Form Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
(e)    All references in the Loan Documents to the Mortgage shall be deemed to refer to the Mortgage as amended by this Agreement. All references in the Mortgage to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Long Form Agreement.
5.    This Agreement shall be governed by the laws of the State of Kansas, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
6.    This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
7.    Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated in its entirety.
[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

S-1

Acknowledgment

"GRANTOR"

KBSIII PARK PLACE VILLAGE, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION XXII, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT
TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

S-2

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Orange)

On September 3, 2015 before me, K. Godin, Notary Public
(insert name and title of the officer)

personally appeared Charles J. Schreiber, Jr.,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

K. GODIN
Commission # 2029355
Notary Public - California
Orange County
My Comm. Expires Jun 17, 2017

WITNESS my hand and official seal.

Signature [signature] **(Seal)**

EXHIBIT A
LEGAL DESCRIPTION

That certain real property located in the City of Leawood, County of Johnson, State of Kansas and more particularly described as follows:
TRACT 1:
INTENTIONALLY DELETED.
TRACT 2:
LOTS 4 AND 7, PARK PLACE, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
AND
LOT 13, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
AND
LOTS 10, 11 AND 12, PARK PLACE SECOND PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
AND
LOT 21, PARK PLACE SEVENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
TRACT 2A:
NON-EXCLUSIVE EASEMENTS FOR LOADING DOCK, COLUMNS AND SUPPORTS AS GRANTED AND DESCRIBED IN THAT CERTAIN DEED AND EASEMENT AGREEMENT RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 302, RECORDS OF JOHNSON COUNTY, KANSAS.
TRACT 2B:
NON-EXCLUSIVE EASEMENTS FOR A COMMON WALL AND PEDESTRIAN ACCESS FOR THE BENEFIT OF LOT 21, AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMON WALL AND EASEMENT AGREEMENT RECORDED JANUARY 9, 2012 IN BOOK 201201, PAGE 2278, RECORDS OF JOHNSON COUNTY, KANSAS.

Exhibit A

TRACT 2C:
A NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND INCIDENTAL PURPOSES FOR THE BENEFIT OF LOT 21, AS GRANTED AND DESCRIBED IN THAT CERTAIN EASEMENT AGREEMENT RECORDED APRIL 23, 2012 IN BOOK 201204, PAGE 7717, RECORDS OF JOHNSON COUNTY, KANSAS.
TRACT 2D:
A NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND GREASE INERCEPTOR PURPOSES FOR THE BENEFIT OF LOT 12, AS GRANTED AND DESCRIBED IN THAT CERTAIN EASEMENT DECLARATION RECORDED IN BOOK 201107, PAGE 002530, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 3:
LOT 15, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
TRACT 4:
LOT 28, PARK PLACE TENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
TRACT 5:
LOT 22, PARK PLACE SEVENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
TRACT 5A:
NON-EXCLUSIVE EASEMENTS FOR A COMMON WALL AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMON WALL AND EASEMENT AGREEMENT RECORDED JANUARY 9, 2012 IN BOOK 201201, PAGE 2278, RECORDS OF JOHNSON COUNTY, KANSAS.
TRACT 6:
LOT 25, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.
TRACT 7:
NON-EXCLUSIVE EASEMENTS FOR THE USE OF THE COMMON FACILITIES (AS DEFINED IN THE MASTER DECLARATION, AS HEREINAFTER DEFINED) AS

Exhibit A

GRANTED AND DESCRIBED IN THAT CERTAIN MASTER DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS, AND EASEMENTS RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 300, RECORDS OF JOHNSON COUNTY, KANSAS, AS AMENDED BY THE DOCUMENT RECORDED MARCH 2, 2011 IN BOOK 201103, PAGE 844, RECORDS OF JOHNSON COUNTY, KANSAS, AS AMENDED BY THE DOCUMENT RECORDED FEBRUARY 8, 2013 IN BOOK 201302 AT PAGE 03282, RECORDS OF JOHNSON COUNTY KANSAS, AND AMENDED BY SUPPLEMENTAL NUMBER THREE RECORDED CONCURRENTLY HEREWITH, RECORDS OF JOHNSON COUNTY, KANSAS (AS AMENDED, THE “MASTER DECLARATION”).
THE NON-EXCLUSIVE EASEMENTS REFERENCED ABOVE SPECIFICALLY INCLUDE, WITHOUT LIMITATION, NON-EXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN ACCESS OVER COMMON FACILITIES THAT ARE NOW LOCATED, OR MAY BE HEREAFTER LOCATED FROM TIME TO TIME, WITHIN THE FOLLOWING TRACTS:
TRACTS A AND C, PARK PLACE, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS, EXCEPT THAT PART OF TRACT A REPLATTED BY PARK PLACE SECOND PLAT AND PARK PLACE THIRD PLAT AND PARK PLACE EIGHT PLAT, SUBDIVISIONS IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
TRACT G, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
TRACT H, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
TRACT K, PARK PLACE SIXTH PLAT, EXCEPT THAT PART OF TRACT K REPLATTED BY PARK PLACE EIGHTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
TRACT N AND O, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
ALL OF TRACT P AND Q, PARK PLACE TENTH PLAT, A PLATTED SUBDIVISION OF LAND IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
TRACT 8:
NON-EXCLUSIVE EASEMENTS FOR THE USE OF THE COMMON FACILITIES AND COMMERCIAL PARKING AREAS (AS SUCH TERMS ARE DEFINED IN THE COMMERCIAL DECLARATION, AS HEREINAFTER DEFINED) AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMERCIAL DECLARATION OF PROTECTIVE

Exhibit A

COVENANTS, CONDITIONS, RESTRICTIONS, AND EASEMENTS RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 301, RECORDS OF JOHNSON COUNTY, KANSAS AND AS AMENDED BY THE DOCUMENT RECORDED MARCH 2, 2011 IN BOOK 201103, PAGE 844, AND AS FURTHER AMENDED BY THE SUPPLEMENT NUMBER TWO RECORDING CONCURRENTLY HEREWITH, RECORDS OF JOHNSON COUNTY, KANSAS (AS AMENDED, THE “COMMERCIAL DECLARATION”).
THE NON-EXCLUSIVE EASEMENTS REFERENCED ABOVE SPECIFICALLY INCLUDE, WITHOUT LIMITATION, NON-EXCLUSIVE EASEMENTS FOR PARKING IN THE COMMON FACILITIES AND COMMERCIAL PARKING AREAS, INCLUDING, WITHOUT LIMITATION, PARKING IN THE PARKING GARAGES LOCATED ON THE FOLLOWING LOTS:
LOT 14, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
LOT 16, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
LOT 26, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

Exhibit A